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                                                                      EXHIBIT 99

                        CERTIFICATION OF PERIODIC REPORT
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of the ADVO, Inc. 401(k) Savings Plan (the "Plan") on Form 11-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission, each of the undersigned does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a) the Annual Report on Form 11-K of the Plan for the annual period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

b) the information contained in the Annual Report fairly presents, in all material respects, the assets available for plan benefits and changes in assets available for plan benefits of the Plan.



Date: June 27, 2003                     By: /s/ SCOTT ESPOSITO
      -------------                         ------------------
                                                Scott Esposito
                                                Vice President, Human Resources


                                        By: /s/ JOHN D. SPERIDAKOS
                                            ----------------------
                                                John D. Speridakos
                                                Vice President and Controller


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.